UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 8, 2011

_____________________________

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 100
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2011, Newfield Exploration Company (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Elimination amending the Company’s Certificate of Incorporation to eliminate the Company’s Series A Junior Participating Preferred Stock, $0.01 par value per share (the “Series A Stock”) and cause such shares to resume their status as undesignated preferred stock of the Company.  No shares of the Series A Stock were issued and outstanding at the time of the filing of the Certificate of Elimination. The Certificate of Elimination was effective upon filing. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

	3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock, dated August 8, 2011

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: August 9, 2011	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

3

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock, dated August 8, 2011

4